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                                                                  EXHIBIT 10.20

                                VOTING AGREEMENT


         This VOTING AGREEMENT, which supplements that certain Second Amended and Restated Voting and Co-Sale Agreement, dated as of February 9, 1995 (the "Series D Voting Agreement"), is dated as of June 28, 1996, among ChemGenics Pharmaceuticals Inc., a Delaware corporation (the "Company"), PerSeptive BioSystems, Inc., a Delaware corporation ("PerSeptive"), and Technology Leaders L.P., Technology Leaders Offshore C.V., Bessemer Venture Partners III L.P., Morgan Holland Fund II, Gilde Investment Fund B.V., Comdisco, Inc., Pfizer, Inc., and Barry Berkowitz, Ph.D. (collectively, the "Principal Shareholders").

         WHEREAS the Company is issuing up to 9,792,679 shares of its Common Stock, $.001 par value ("Common Stock") to PerSeptive pursuant to a Master Agreement between the Company and PerSeptive dated as of May 7, 1996 (the "Master Agreement") in exchange for the Drug Discovery Program (as such term is defined in the Master Agreement) of PerSeptive and other consideration;

         WHEREAS the Series D Voting Agreement provides for, among other things, the election of members to the Company's Board of Directors (the "Board of Directors"); and

         WHEREAS one of the conditions to the consummation of the transactions contemplated by the Master Agreement is the execution and delivery of this Voting Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the purchase of the Common Stock by PerSeptive under the Master Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                             THE BOARD OF DIRECTORS

         SECTION 1.1. NOMINATION OF DIRECTORS. Subject to the terms of Company's Restated Certificate of Incorporation, as long as PerSeptive owns at least 20% of the issued and outstanding voting capital stock of the Company ("capital stock"), at any time at which stockholders of the Company have the right to or vote for or consent in writing to the election of directors of the Company, the Company shall cause the nomination of two (2) persons designated by PerSeptive and reasonably acceptable to the Company (the "PerSeptive Nominees") to serve on the Board of Directors and the Principal Shareholders hereby agree to vote all shares of capital stock of the Company presently owned or hereafter acquired by them in favor of the election of such persons. As long as Edwin M. Kania, Jr. remains on the Board of Directors, he shall be one of the PerSeptive Nominees, and as long as Noubar
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B. Afeyan, Ph.D. remains an officer or director of PerSeptive he shall be one of the PerSeptive Nominees.

         As long as PerSeptive owns less than 20% but at least 10% of the capital stock of the Company, at any time at which stockholders of the Company have the right to or vote for or consent in writing to the election of directors of the Company, the Company shall cause the nomination of one (1) person reasonably acceptable to the Company to serve on the Board of Directors and the Principal Shareholders hereby agree to vote all shares of capital stock of the Company presently owned or hereafter acquired by them in favor of the election of such person.

         As long as PerSeptive owns at least 20% of the capital stock of the Company, if the number of persons comprising the Company's Board of Directors is increased to eight (8) members or more, the Company shall cause a third PerSeptive Nominee reasonably acceptable to the Company to be nominated to serve on the Board of Directors and the Principal Shareholders hereby agree to vote all shares of capital stock of the Company presently owned or hereafter acquired by them in favor of the election of such person.

         SECTION 1.2. VACANCIES AND REMOVAL. Each of the directors designated in
Section 1.1 shall be elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting of stockholders) and shall serve until his successor is elected and qualified or until his earlier resignation or removal. As long as such directors are in office, PerSeptive shall have no right to designate, the Company shall have no obligation to nominate and the Principal Shareholders shall have no obligation to vote for any additional PerSeptive Nominees.

         SECTION 1.3. EXECUTIVE COMMITTEE. As long as PerSeptive has the right to designate PerSeptive Nominees to the Board of Directors, the Company will cause at least one PerSeptive representative to serve on the Executive Committee of the Board of Directors (if any).

         SECTION 1.4. CLASSIFICATION OF THE BOARD OF DIRECTORS. As long as PerSeptive has the right to designate PerSeptive Nominees, if the Board of Directors is classified, the Company will cause the PerSeptive Nominees to be divided among the classes, and upon the initial classification shall designate the PerSeptive Nominees in the class with the longest term.

         SECTION 1.5. INDEMNIFICATION AND INSURANCE. The Company will take no action to limit indemnification available to members of its Board of Directors. Following the registration of the Company's securities under the Securities Exchange Act of 1934, the Company will use reasonable efforts to obtain Directors and Officers Liability Insurance, if commercially available at reasonable cost.


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         SECTION 1.6. SIZE OF THE BOARD OF DIRECTORS. Each of the parties hereto agrees to vote all shares of capital stock now owned or hereafter acquired by him, her or it to fix and maintain the number of directors on the Board of Directors of the Company at not less than six (6) nor more than nine (9) members, except as otherwise provided in Article Fourth of the Company's
Restated Certificate of Incorporation, as amended.


                                   ARTICLE II

                                  MISCELLANEOUS

         SECTION 2.1. DURATION OF AGREEMENT. The rights and obligations of the Company, PerSeptive and each Principal Shareholder under this Agreement shall terminate, on the earlier to occur of the following: (a) immediately prior to the consummation of the sale of all, or substantially all, of the Company's assets or capital stock either through a direct sale, merger, reorganization, consolidation or other form of business combination, (b) June 30, 2006, or (c) the date on which PerSeptive owns less that 10% of the capital stock of the Company. This Agreement shall cease to apply to any Principal Shareholder following the sale of all of such Principal Shareholder's shares of capital stock.

         SECTION 2.2. SEVERABILITY; GOVERNING LAW. If any provisions of this Agreement shall be determined to be illegal or unenforceable by any court of law, the remaining provisions shall be severable and enforceable to the maximum extent possible in accordance with their terms. This Agreement shall be governed by, and construed in accordance with, the laws of the state of organization of the Company from time to time, initially the State of Delaware.

         SECTION 2.3. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns, legal representatives and heirs, provided that (a) after the consummation of the initial public offering of the Company's securities (the "Public Offering"), this Agreement shall not be binding on any person who acquires shares of capital stock from any Principal Shareholder or from PerSeptive in accordance with the terms of the Standstill Agreement and (b) prior to the Public Offering all covenants and agreements of the Principal Shareholders and PerSeptive shall bind any and all subsequent holders of the shares of capital stock of the Company presently owned or hereafter acquired by PerSeptive or such Principal Shareholders, and the Company agrees that prior to the Public Offering it shall not transfer on its records any such shares unless
(i) the transferor Principal Shareholder (or PerSeptive, if PerSeptive transfers shares in accordance with the terms of the Standstill Agreement) shall have first delivered to the Company the written agreement of the transferee to be bound by this Agreement to the same extent as if such transferee had originally been a Principal Shareholder and (ii) an appropriate legend referring to this Agreement is included on the transferee's Stock Certificate.


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         SECTION 2.4. MODIFICATION OR AMENDMENT. Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by (A) the Principal Shareholders who hold at least a majority of the shares of capital stock held by the Principal Shareholders then subject to this Agreement, based upon voting power and calculated on an "as if converted" basis, together with (B) the consent of PerSeptive.

         SECTION 2.5. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

         SECTION 2.6. NOTICES. All notices to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument, delivered by hand in person, or by express overnight courier service, or by electronic facsimile transmission addressed to such party at the address set forth herein or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties, or at such other addresses to which such party may inform the other parties in writing in compliance with the terms of this Section :

If to the Principal Shareholders: at the addresses contained in Exhibit A hereto.

If to PerSeptive:          PerSeptive Biosystems, Inc.
                           500 Old Connecticut Path
                           Framingham, MA  01701
                           Attention:  President

with a copy to:            Rufus C. King, Esq.
                           Testa, Hurwitz & Thibeault, LLP
                           125 High Street
                           Boston, MA 02110

If to ChemGenics:          ChemGenics Pharmaceuticals Inc.
                           One Kendall Square
                           Building 300, Third Floor
                           Cambridge, MA  02139
                           Attention:  President

with a copy to:            Peter F. Demuth, Esq.
                           Mintz, Levin, Cohn, Ferris,
                             Glovsky and Popeo, P.C.
                           One Financial Center
                           Boston, MA  02111


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                  All such notices shall, when delivered or telegraphed, be
effective when received or when attempted delivery is refused.

         SECTION 2.9. MERGER PROVISION. This Agreement and the Master Agreement, along with (i) all schedules to the Master Agreement and (ii) the various agreements executed in connection with the Master Agreement, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, whether oral or written, of any of the parties hereto concerning the subject matter hereof, except the Series D Voting Agreement. Any agreement between the Company and PerSeptive in effect immediately prior to the execution hereof and concerning any of the subject matter hereof is hereby terminated, except for (i) the Master Agreement and all schedules to the Master Agreement and (ii) the various agreements executed in connection with the Master Agreement.






                           [SIGNATURE PAGES TO FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Voting
Agreement to be executed as of the date first above written.

                                            CHEMGENICS PHARMACEUTICALS INC.


                                            By:  _______________________________
                                                 Barry A. Berkowitz, President

                                            PERSEPTIVE BIOSYSTEMS, INC.


                                            By:  _______________________________
                                                 Noubar B. Afeyan, President

                                            PFIZER, INC.


                                            By:_________________________________
                                            Title:______________________________

                                            TECHNOLOGY LEADERS L.P.

                                            By:  Technology Leaders
                                                 Management, Inc. (General
                                                 Partner)

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            TECHNOLOGY LEADERS OFFSHORE C.V.

                                            By:  Technology Leaders
                                                 Management, Inc., its General
                                                 Partner

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

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                                       BESSEMER VENTURE PARTNERS III L.P.


                                       By:______________________________________
                                                  General Partner


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       MORGAN HOLLAND FUND II, L.P.
                                       By: its general partner,
                                           Morgan Holland Partners II L.P.

                                       By:______________________________________
                                       Name:  Edwin M. Kania, Jr.
                                       Title: General Partner


                                       GILDE INVESTMENT FUND B.V.


                                       By:______________________________________
                                       Name:  Edwin M. Kania, Jr.,
                                              general partner of Morgan Holland
                                              Partners II L.P.


                                       COMDISCO, INC.


                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       ____________________________________
                                       Barry A. Berkowitz, Ph.D.


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                                    EXHIBIT A

                                       TO

                                VOTING AGREEMENT


Pfizer, Inc.
Eastern Point Road
Groton, CT  06340

Technology Leaders L.P.
800 Safeguard Building
435 Devon Park Drive
Wayne, PA  19807-1945

Technology Leaders Offshore C.V.
800 Safeguard Building
435 Devon Park Drive
Wayne, PA  19807-1945

Bessemer Venture Partners III L.P.
83 Walnut Street
Wellesley Hills, MA  02181

Morgan Holland Fund II, L.P.
One Liberty Square
Suite 840
Boston, MA  02109

Gilde Investment Fund B.V.
One Liberty Square
Suite 840
Boston, MA  02109

Comdisco, Inc.
One Newton Executive Park
Newton Lower Falls, MA  02160

Barry A. Berkowitz, Ph.D.
One Sage Lane
Framingham, MA  01701